CREDIT FACILITY	12 Months Ended
Mar. 31, 2025
CREDIT FACILITY [Abstract]
CREDIT FACILITY
10. CREDIT FACILITY

We finance the operations of our subsidiaries ePlus Technology, inc. and ePlus Technology Services, inc. (collectively, the “Borrowers”) through a credit facility with Wells Fargo Commercial Distribution Finance, LLC (“WFCDF”). The WFCDF credit facility (the “WFCDF Credit Facility”) has a floor plan facility and a revolving credit facility.

Our credit facility is provided by a syndicate of banks for which WFCDF acts as administrative agent and consists of a discretionary senior secured floor plan facility in favor of the Borrowers in the aggregate principal amount of up to $500.0 million, together with a sublimit for a revolving credit facility for up to $200.0 million.

We use the floor plan facility to facilitate the purchase of inventory from designated suppliers. WFCDF pays our suppliers and provides us extended payment terms. We pay down the floor plan facility on three specified dates each month, generally 45-60 days from the invoice date. We normally do not incur any interest for balances under the floor plan facility. We pay an unused commitment fee in months that our floor plan utilization is below certain thresholds. We are not involved in establishing the terms or conditions of the arrangements between our suppliers and WFCDF.

The following table provides roll forwards of our outstanding obligations confirmed as valid under the floor plan facility for the years ended March 31, 2025, and 2024 (in thousands):

	Year ended March 31,
	2025	2024
Confirmed obligations at the beginning of the year	$105,104	$134,615
Invoices assumed from acquisitions	-	17,930
Invoices confirmed during the year	692,349	791,511
Confirmed invoices paid during the year	(707,926)	(838,952)
Confirmed obligations at the end of the year	$89,527	$105,104
Our liability under the accounts payable floor plan facility is presented as accounts payable – floor plan on our balance sheet.

We may use the revolving credit facility for our borrowing needs. We did not have any outstanding balances under the revolving credit facility as of March 31, 2025, and March 31, 2024.

The amount of principal available is subject to a borrowing base determined by, among other things, the Borrowers’ accounts receivable and inventory, each pursuant to a formula and subject to certain reserves. Loans accrue interest at a rate per annum equal to Term SOFR Rate plus a Term SOFR Adjustment of 0.10% plus an Applicable Margin of 1.75%.

We did not have any outstanding debt on the accounts receivable component of our WFCDF Credit Facility during the year ended March 31, 2025. We had an average borrowing balance of $18.4 million and a weighted average interest rate on the accounts receivable component of our WFCDF Credit Facility of 7.07% during our year ended March 31, 2024.

Our borrowings under the WFCDF Credit Facility are secured by the assets of the Borrowers. Additionally, the WFCDF Credit Facility requires a guaranty of $10.5 million by ePlus inc.

Under the WFCDF Credit Facility, the Borrowers are restricted in their ability to pay dividends to ePlus inc. unless their available borrowing meets or met certain thresholds. As of March 31, 2025, and March 31, 2024, their available borrowing met the thresholds such that there were no restrictions on their ability to pay dividends.

The WFCDF Credit Facility has an initial one-year term, which automatically renews for successive one-year terms thereafter. However, either the Borrowers or WFCDF may terminate the WFCDF Credit Facility at any time by providing a written termination notice to the other party no less than 90 days prior to such termination.

The loss of the WFCDF Credit Facility could have a material adverse effect on our future results as we currently rely on this facility and its components for daily working capital and liquidity for our business and as an operational function of our accounts payable process.